UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

FREQUENCY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39062	47-2324450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Hayden Avenue, Suite 300

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 315-4600

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	FREQ	The Nasdaq Stock Market LLC (The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 9, 2021, Frequency Therapeutics, Inc. (the “Company”) announced that its unaudited cash, cash equivalents and marketable securities totaled $160.5 million as of September 30, 2021, which does not include Restricted Cash.

Item 7.01.	Regulation FD Disclosure.

On November 9, 2021, the Company posted an updated corporate slide presentation and a slide presentation from its R&D Event to be held today, Tuesday, November 9, 2021 at 8:00 a.m. Eastern Time (R&D Event) in the “Investors & Media” portion of its website at www.frequencytx.com. Copies of the slide presentations are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (the “Current Report”).

The information in this Item 7.01 of this Current Report, including Exhibits 99.1 and 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibits 99.1 and 99.2.

Item 8.01.	Other Events.

On November 9, 2021, the Company announced the following highlights to be disclosed during its R&D Event:

FX-322

•

Clinical data review from four completed FX-322 clinical studies, including 169 subjects with a range of hearing loss severities and sensorineural hearing loss (SNHL) etiologies (sudden, noise-induced, age-related).

•

Analysis of statistically significant and clinically meaningful patient responses following a single FX-322 administration, establishing the range of severity and etiologies that will be explored in the upcoming FX-322-208 study.

•	Review of design of ongoing FX-322-208 study, including use of multiple lead-in hearing measures implemented to reduce study bias and baseline variability.

•

Alignment with the U.S. Food and Drug Administration around speech perception measures as a primary efficacy endpoint and the importance of speech perception as the key unmet need for individuals with SNHL.

FX-345

•	Introduction of new SNHL investigational therapeutic program, including a more potent GSK3 inhibitor designed to achieve broader exposure of the cochlea.

•

Preclinical pharmacokinetic measures and human modeling data have indicated that therapeutically active FX-345 drug levels could be reached in areas of the cochlea corresponding to a wider range of hearing frequencies.

•	Potential to benefit an expanded SNHL patient population.

•	Investigational New Drug application submission anticipated in Q2 2022.

Remyelination in Multiple Sclerosis

•	Identified novel therapeutic target that drives oligodendrocyte progenitor cell differentiation and myelination.

•	FREQ-162, preclinical stage lead compound, showed substantial remyelination in preclinical studies.

•	FREQ-162 being advanced in preclinical safety studies toward the initiation of clinical development.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the design of the new Phase 2 trial of FX-322, including the type of SNHL that the enrolled patients will have and the ability of design features to reduce bias, the interpretation and implications of the results and learnings of other FX-322 clinical studies, the acceptance by the FDA of particular endpoints in the Company’s trials, the treatment potential of FX-322, FX-345, and the novel approach for remyelination in multiple sclerosis, the timing and progress of the FX-345 and remyelination programs, the topics to be discussed during the R&D event, the ability of our technology platform to provide patient benefit, the ability to continue to develop our Progenitor Cell Activation (PCA) platform and identify additional product candidates, and the potential application of the PCA platform to other diseases.

These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; the Company’s need for additional funding to complete development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; the Company’s limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; ability to seek and receive Breakthrough Therapy designation for FX-322; the Company’s ability to enroll and retain patients in clinical trials; costly and damaging litigation, including related to product liability or intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with changing laws and regulations, including healthcare and environmental, health, data privacy and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property rights covering product candidates; security breaches or failure to protect private personal information; attracting and retaining key personnel; and the Company’s ability to manage growth.

These and other important factors discussed under the caption “Risk Factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on August 12, 2021 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relate to Items 7.01, and shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Frequency Therapeutics, Inc. Corporate Slide Presentation as of November 9, 2021

99.2	Frequency Therapeutics, Inc. R&D Event Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY THERAPEUTICS, INC.

Date: November 9, 2021	By:	/s/ David L. Lucchino
	Name:	David L. Lucchino
	Title:	President and Chief Executive Officer